                           SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

                               (AMENDMENT NO.  )

               Filed by the Registrant                      [X]
               Filed by a Party other than the Registrant   [_]

               [_]  Preliminary Proxy Statement
               [_] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)
               [X]  Definitive Proxy Statement
               [_]  Definitive Additional materials
               [_] Soliciting Material Pursuant to (S) 240.14a-ll(c) or (S) 240.14a-12


                         IAI INVESTMENT FUNDS IV, INC.
                         -----------------------------
                (Name of Registrant as Specified in its Charter)

                                Steven G. Lentz
                           Investment Advisers, Inc.
                             3700 First Bank Place
                              Minneapolis MN 55402
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[_]  $125 per Exchange Act Rules 0-ll(c)(l)(ii), 14a-(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[_]  Fee computed on table below per Exchange Act Rule 14a~(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:
     ___________________________________________________________________________
(2)  Aggregate number of securities to which transaction applies:
     ___________________________________________________________________________
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 *-/:
     ___________________________________________________________________________
(4)  Proposed maximum aggregate value of transaction:
     ___________________________________________________________________________
     *-/ Set forth the amount on which the filing fee is calculated and state how it was determined.

(5)  Total fee paid:
     ___________________________________________________________________________
[X]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-ll(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:
     __________________________________________________________________________

(2)  Form, Schedule or Registration Statement No.:
     __________________________________________________________________________

(3)  Filing Party:
     __________________________________________________________________________

(4)  Date Filed:
     __________________________________________________________________________

  IAI INVESTMENT FUNDS I, INC., IAI INVESTMENT FUNDS II, INC., IAI INVESTMENT FUNDS III, INC., IAI INVESTMENT FUNDS IV, INC., IAI INVESTMENT FUNDS V, INC.,
        IAI INVESTMENT FUNDS VI, INC., IAI INVESTMENT FUNDS VII, INC.,
                      and IAI INVESTMENT FUNDS VIII, INC.
                      3700 First Bank Place, P.O. Box 357
                       Minneapolis, Minnesota 55440-0357
                        (612) 376-2700; (800) 945-3863

         NOTICE OF JOINT SPECIAL SHAREHOLDERS' MEETING: MARCH 21, 1996

     NOTICE IS HEREBY GIVEN that a joint special meeting of shareholders of IAI Investment Funds I, Inc., on behalf of its portfolio known as IAI Bond Fund; IAI Investment Funds II, Inc., on behalf of its portfolio known as IAI Growth Fund; IAI Investment Funds III, Inc., on behalf of its portfolios known as IAI International Fund and IAI Developing Countries Fund; IAI Investment Funds IV, Inc., on behalf of its portfolio known as IAI Regional Fund; IAI Investment Funds V, Inc., on behalf of its portfolio known as IAI Reserve Fund; IAI Investment Funds VI, Inc., on behalf of its portfolios known as IAI Balanced Fund, IAI Emerging Growth Fund, IAI Government Fund, IAI Midcap Growth Fund, IAI Money Market Fund, and IAI Minnesota Tax Free Fund; IAI Investment Funds VII, Inc., on behalf of its portfolio known as IAI Growth and Income Fund; and IAI Investment Funds VIII, Inc., on behalf of its portfolio known as IAI Value Fund (collectively, the "Corporations" or "Funds", as appropriate), will be held at the Crowne Plaza Northstar Hotel, 618 Second Avenue South, Minneapolis, Minnesota, at 10:00 a.m. Central Standard Time, for the following purposes:

     1.   To re-elect the directors of the Corporations.

     2. To ratify the selection of KPMG Peat Marwick LLP as the independent auditors of the Corporations for each Fund's current fiscal year.

     3. To ratify the current Advisory and Administrative Agreements between the Funds and Investment Advisers, Inc. ("IAI") and the Subadvisory Agreements with IAI International Ltd.

     4. To approve or reject new Management Agreement between the Funds and IAI to replace the existing Funds' agreements and pursuant to which IAI will provide, or arrange for the provision of, all services required by a Fund in exchange for one all-inclusive fee and pursuant to which IAI has agreed to bear all other Fund expenses.

     5. To approve or reject an amendment to IAI's Subadvisory Agreement with IAI International Ltd. with respect to IAI Developing Countries Fund to conform it with the new Management Agreement.

     6. To approve or reject an amendment to IAI's Subadvisory Agreement with IAI International Ltd. with respect to IAI International Fund to conform it with the new Management Agreement.

     Shareholders of record on February 7, 1996 are the only persons entitled to notice of and to vote at the meeting. Your attention is directed to the attached Proxy Statement. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, SIGN, DATE, AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO SAVE FURTHER SOLICITATION EXPENSE. There is enclosed with the proxy an addressed envelope for which no postage is required.

Dated: February 20, 1996                    William C. Joas, Secretary

         IAI INVESTMENT FUNDS I, INC., IAI INVESTMENT FUNDS II, INC.,
        IAI INVESTMENT FUNDS III, INC., IAI INVESTMENT FUNDS IV, INC.,
       IAI INVESTMENT FUNDS V, INC., IAI INVESTMENT FUNDS VI, INC., IAI
          INVESTMENT FUNDS VII, INC., IAI INVESTMENT FUNDS VIII, INC.
                      3700 First Bank Place, P.O. Box 357
                       Minneapolis, Minnesota 55440-0357
                        (612) 376-2700; (800) 945-3863

            JOINT SPECIAL MEETING OF SHAREHOLDERS -- MARCH 21, 1996

         The enclosed Proxy is solicited by the Board of Directors of the above-referenced registered investment companies (individually a "Corporation", collectively the "Corporations) in connection with a joint special meeting of shareholders to be held on Thursday, March 21, 1996, at the Crowne Plaza Northstar Hotel, 618 Second Avenue South, Minneapolis, Minnesota, at 10:00 a.m. Central Standard Time, and any adjournments thereof. The shares of the capital stock of each Corporation entitled to vote at the meeting are issued in series representing different investment portfolios (individually a "Fund", collectively the "Funds") as set forth below:

                                                                         OUTSTANDING SHARES AS OF
CORPORATION                        INVESTMENT PORTFOLIO                      FEBRUARY 7, 1996
-----------                        --------------------                  ------------------------
IAI Investment Funds I, Inc.        IAI Bond Fund                                 8,391,657

IAI Investment Funds II, Inc.       IAI Growth Fund                               1,783,509

IAI Investment Funds III, Inc.      IAI International Fund                       11,361,764
                                    IAI Developing Countries Fund                   729,914

IAI Investment Funds IV, Inc.       IAI Regional Fund                            23,818,616

IAI Investment Funds V, Inc.        IAI Reserve Fund                              5,913,780

IAI Investment Funds VI, Inc.       IAI Balanced Fund                             3,506,293
                                    IAI Emerging Growth Fund                     26,973,708
                                    IAI Government Fund                           4,676,687
                                    IAI Midcap Growth Fund                        6,606,674
                                    IAI Minnesota Tax Free Fund                     630,262
                                    IAI Money Market Fund                        32,030,371

IAI Investment Funds VII, Inc.      IAI Growth and Income Fund                    5,635,312

IAI Investment Funds VIII, Inc.     IAI Value Fund                                3,461,163


         The costs of solicitation, including the cost of preparing and mailing the Notice of Meeting and this Proxy Statement will be paid by Investment Advisers, Inc. ("IAI"), the investment adviser and manager of each Fund, and Lloyds TSB Group plc, IAI's ultimate corporate parent. Such mailing occurred on approximately February 20, 1996. Shareholder Communications Corporation ("SCC") of New York, NY, has been retained by IAI to assist with the solicitation of proxies. For this service, SCC will be paid a fee of $6,125 and will be reimbursed for expenses up to $23,875.

         A Proxy may be revoked before the meeting by giving written notice of revocation in person or by mail to the Secretary of the Funds or at the meeting prior to voting. Unless revoked, properly executed Proxies on which choices are not specified by the shareholder will be voted as indicated in this Proxy Statement in accordance with the recommendation of management. In instances where choices are specified in the Proxy, those Proxies will be voted or the vote will be withheld in accordance with the shareholder's choices.

         Common shares represent the only class of securities of each Fund.
Only shareholders of record on February 7, 1996, as set forth above, may vote at the meeting or any adjournments thereof. Each shareholder is entitled to one vote for each share held. In the event that sufficient Proxy votes in favor of the proposals set forth in the Notice of Joint Special meeting of Shareholders for a Fund are not received by March 21, 1996, the persons named as proxies may propose one or more adjournments of the meeting for that Fund to permit further solicitation of Proxies. Any adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by Proxy at the meeting. The persons named as proxies will vote in favor of such adjournment if they are instructed (by a majority of the shares represented in person or by Proxy) to vote for the proposals set forth in the Notice of Meeting for which adjournment has been proposed. The persons named as proxies will vote against such adjournment if they are instructed (by a majority of the shares represented in person or by Proxy) to vote against such proposals. An abstention on any proposal will be counted as present for purposes of determining whether a quorum of shares is present at the meeting with respect to the proposal on which the abstention is noted, but will be counted as a vote against such proposal. Under the Rules of the New York Stock Exchange, Proposals 3-6 are considered "nondiscretionary" proposals; therefore, brokers who hold Fund shares in street name for customers are not authorized to vote on those proposals on behalf of any customer who has not furnished the broker with specific voting instructions as to such proposal. Such "broker non-votes" will not be counted as present for purposes of calculating the vote with respect to the nondiscretionary proposals.

INVESTMENT ADVISER, PRINCIPAL UNDERWRITER, AND ADMINISTRATOR. IAI is each Fund's investment adviser and also provides each Fund with significant administrative and business management services. IAI Securities, Inc. ("IAIS"), is currently the principal underwriter for each Fund. The address of IAI and of IAIS is 3700 First Bank Place, 601 Second Avenue South, Minneapolis, Minnesota 55440. IAI International Ltd. is the subadviser for International Fund and Developing Countries Fund. Its address is 10 Fleet Place, Limeburner Lane, London, U.K. EC4M 7RH.


SUMMARY OF PROPOSALS                                   FUNDS AFFECTED
--------------------                                   --------------
(1)  Re-election of Directors                          All Funds
(2)  Ratification of Independent Accountants           All Funds
(3)  Ratification of Advisory Agreements, Subadvisory  All Funds
     Agreements and Administrative Agreements
(4)  Approval of Management Agreements                 All Funds
(5)  Approval of Amendment to Subadvisory Agreement    Developing Countries Fund
(6)  Approval of Amendment to Subadvisory Agreement    International Fund

ANNUAL REPORT. Each Fund will furnish, without charge, a copy of such Fund's annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. To request such materials, please call the Funds at 1-800-943-3863.

                                SHARE OWNERSHIP

         The following table sets forth, as of February 7, 1996, the number of shares of each Fund beneficially owned, and the percentage of total outstanding Fund shares such owned shares represent, by Fund directors individually, by all Fund officers and directors as a group, and by persons and entities known by Fund management to beneficially own more than 5% of each Fund's outstanding shares. Except as set forth below, no person or entity, to the knowledge of Fund management, beneficially owns more than 5% of any Fund's outstanding shares as of February 7, 1996.


                              SHARES BENEFICIALLY      PERCENT OF OUTSTANDING
NAME OF BENEFICIAL OWNER             OWNED                     SHARES
------------------------      -------------------      ----------------------

Directors:

Madeline Betsch               1,163 (Growth and Income) (1)
                              1,042 (Regional) (1)
                              1,674 (Value) (1)
                                889 (International) (1)
                                512 (Emerging Growth) (1)
                              1,235 (Midcap Growth) (1)

W. William Hodgson            2,748 (Regional) (1)
                                581 (Value) (1)
                              7,834 (International) (1)
                              3,246 (Emerging Growth) (1)
                                477 (Midcap Growth) (1)

                                       2

George R. Long                90 (Growth and Income)           (1)
                              75 (Regional)                    (1)
                              62 (Value)                       (1)
                              32 (Bond)                        (1)
                              22 (Reserve)                     (1)

Noel P. Rahn              16,404 (Growth and Income)           (1)
                          32,443 (Regional)                    (1)
                          28,540 (Value)                       (1)
                          42,062 (International)               (1)
                           8,419 (Emerging Growth)             (1)
                          29,199 (Midcap Growth)               (1)
                             579 (Bond)                        (1)
                         126,457 (Minnesota Tax Free)    20.06 (Minnesota Tax Free)

                          10,277 (Dev. Countries)         1.41 (Dev. Countries)

Richard E. Struthers       5,460 (Regional)                    (1)
                             314 (Value)                       (1)
                          20,872 (International)               (1)
                           7,414 (Emerging Growth)             (1)
                           6,131 (Midcap Growth)               (1)
                           4,437 (Bond)                        (1)
                           1,006 (Money Market)                (1)
                           3,435 (Reserve)                     (1)

J. Peter Thompson          7,289 (Money Market)                (1)
                             259 (Growth and Income)           (1)

Charles H. Withers        58,573 (Regional Fund)               (1)
                         133,103 (Growth and Income)      2.36 (Growth and Income)
                           3,899 (Emerging Growth)             (1)
                       2,226,526 (Money Market)           6.95 (Money Market)

Fund Officers and Directors as a Group

                                     Shares Beneficially Owned        Percent of Outstanding Shares
                                     ---------------------------      -----------------------------
                                     153,455 (Growth and Income)                2.72
                                      45,933 (Bond)                              (1)
                                     113,052 (Regional)                          (1)
                                      45,406 (Value)                            1.31
                                      31,864 (Reserve)                           (1)
                                      82,057 (International)                     (1)
                                      38,582 (Government)                        (1)
                                      41,284 (Emerging Growth)                   (1)
                                      61,774 (Midcap Growth)                     (1)
                                     151,548 (Minnesota Tax Free)               24.05
                                   2,311,794 (Minnesota Tax Free)                7.22
                                       8,098 (Growth)                            (1)
                                      19,003 (Dev. Countries)                    2.60


   Owners of More than 5%            Shares Beneficially Owned        Percent of Outstanding Shares
                                     ---------------------------      -----------------------------
Pentair Inc. Retirement               71,150 (Growth and Income)       12.62 (Growth and Income)
 Savings Plan
1500 County Road B2 West             960,917 (Balanced)                27.41 (Balanced)
St. Paul, MN  55113-3105

Universal Cooperatives,              283,221 (Growth and Income)        5.03 (Growth and Income)
 Inc. Pension Plan
7801 Metro Parkway Box 460
Minneapolis, MN  55440

*Charles Schwab & Co., Inc.          511,350 (Bond)                     6.09 (Bond)
Special Custody Account            1,538,139 (Regional)                 6.46 (Regional)
 for the Exclusive Benefit           338,802 (Value)                    9.79 (Value)
 of Customers                        451,140 (Reserve)                  7.63 (Reserve)
101 Montgomery Street                838,086 (International)            7.38 (International)
San Francisco, CA  94104           3,643,198 (Emerging Growth)         13.51 (Emerging Growth)
                                   1,069,077 (Midcap Growth)           16.18 (Midcap Growth)

                                       3


First Trust NA as Trustee           300,806 (Value)                   8.69 (Value)
 for NSP Retirement Savings
 Trust
P.O. Box 64482
St. Paul, MN  55164-0482

Investment Advisers, Inc.           451,140 (Reserve)                14.20 (Reserve)
3700 First Bank Place,
 P.O. Box 357
Minneapolis, MN  55440

Bost & Co.                          373,452 (Reserve)                 6.31 (Reserve)
MHFF2528002
AIM #153-3002
P.O. Box 3198 3 Mellon Bank
Pittsburgh, PA  15230-3198

Greater Cleveland Hospital        1,163,487 (International)          10.24 (International)
 Association
Retirement Plan Trust
1226 Huron Rd. Playhouse
 Square
Cleveland, OH  44115

Strafe & Co.                      1,790,663 (Emerging Growth)         6.64 (Emerging Growth)
FAO Thomson Consumer
 Electronics
235 W. Shrock Rd.
Westerville, OH  43081

Robert D. Watson                     42,488 (Minnesota Tax Free)      6.74 (Minnesota Tax Free)
4900 IDS Center
Minneapolis, MN  55402

First Trust NA as Trustee           663,911 (Balanced)               18.93 (Balanced)
 for Professional Medical
 Assoc. 401k Plan
P.O. Box 64010
St. Paul, MN  55164-0010

Bros. of the Christian              152,162 (Growth)                  8.53 (Growth)
 Schools Fund A
200 S. Frontage Rd. #300
Burr Ridge, IL  60521

Naeve Health Care Assoc.             94,555 (Growth)                  5.30 (Growth)
 Pension Plan
404 Fountain Street
Albert Lea, MN  56007

Norwest Bank Minnesota NATTEE        47,755 (Dev. Countries)          6.54 (Dev. Countries)
Account No. 1-28061-02-5
RE: 6E Fleet
733 Marquette Avenue - 5th Floor
Minneapolis, MN 55479-0036


Congdon Trust              38,653 (Dev. Countries)        5.30 (Dev. Countries)
807 Lonsdale Building
Duluth, MN  55802

IAI Trust Company          36,940 (Dev. Countries)        5.06 (Dev. Countries)
 as Truste
FBO Investment
 Advisors, Inc.
Profit Sharing and
 Pension Trust
3700 First Bank Place,
 P.O. Box 357
Minneapolis, MN 55440
---------------------------
*  Holder of record, rather than beneficial owner.
(1) Less than one percent

                      PROPOSAL 1: RE-ELECTION OF DIRECTORS

         At the meeting, the shareholders of each Corporation will be asked to re-elect the members of each Corporation's Board of Directors (the "Directors"). Each Corporation's Bylaws provide that the number of directors may be established by the shareholders. The Directors recommend that there be seven directors. It is intended that the enclosed Proxy will be voted for the re-election of the seven persons named below as Directors, unless such authority has been withheld in the Proxy. The term of office of each person elected will be until the next meeting of shareholders where directors are elected or until his or her successor is duly elected and shall qualify. In accordance with each Corporation's Bylaws, management currently does not intend to hold annual or periodically scheduled regular meetings of shareholders. Information regarding each nominee is set forth following his or her name below. Information regarding Fund shares beneficially owned by each nominee is set forth above under "Share Ownership".

--------------------------------------------------------------------------------
NAME                         AGE               PRINCIPAL OCCUPATION
--------------------------------------------------------------------------------
Madeline Betsch               53  Executive Vice President of CME-KHBB
Director since 1975               Advertising until 1994; currently retired.

--------------------------------------------------------------------------------
W. William Hodgson            71  Information Manager of North Central, Home
Director since 1970               Office of the Prudential Insurance Company of
                                  America until retirement in 1984.

--------------------------------------------------------------------------------
George R. Long                65  Chairman of Mayfield Corp. (financial
Director since 1981               consultants and venture capitalists);
                                  Director of Black Hawk Holdings, Inc.

--------------------------------------------------------------------------------
Noel P. Rahn*                 57  Chief Executive Officer and Director of IAI;
Director since 1974               Chairman of the Board of the nineteen IAI
                                  Funds (including the new IAI Capital
                                  Appreciation Fund).

--------------------------------------------------------------------------------
Richard E. Struthers*         43  Executive Vice President of IAI; President
Director since 1992               and Director of the nineteen IAI Funds
                                  (including the new IAI Capital Appreciation
                                  Fund).

--------------------------------------------------------------------------------
J. Peter Thompson             64  Grain farmer since 1974; prior thereto Senior
Director since 1978               Vice President and General Partner of Paine,
                                  Webber, Jackson & Curtis, Inc. (diversified
                                  financial services concern).

--------------------------------------------------------------------------------
Charles H. Withers            69  Editor of Rochester Post-Bulletin, Rochester,
Director since 1979               Minnesota, from 1960 through March 1980;
                                  consultant to such newspaper through 1990;
                                  currently retired.

--------------------------------------------------------------------------------

* Denotes directors who are "interested persons" (as defined by the Investment Company Act of 1940, as amended) of a Corporation and IAI. Messrs. Rahn and Struthers are interested persons because of their employment with IAI.

     Each of the nominees was nominated by Directors who are not interested persons, as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), of a Corporation or IAI ("disinterested directors"), and each has agreed to serve as a Director. If any unforeseen event prevents one or more of the nominees from serving as a director, your votes will be cast for the election of a substitute or substitutes selected by the disinterested directors. In no event, however, can the Proxies be voted for a greater number of persons than the number of nominees named. Unless otherwise instructed, the proxies will vote for the re-election of each Director.

     Each Corporation has an Audit Committee whose members are selected annually by the full Board of Directors. The Audit Committee is comprised of disinterested directors Madeline Betsch, William Hodgson, and J. Peter Thompson. The Audit Committee recommends annually to the Directors a firm of independent certified public accountants to audit the books and records of each Corporation for the ensuing year; monitors that firm's performance; reviews with the firm the scope and results of each audit and determines the need, if any, to extend audit procedures; confers with the firm and representatives of a Corporation on matters concerning a Corporation's financial statements and reports; evaluates the independence of the firm; reviews procedures to safeguard portfolio securities; reviews a Corporation's purchase from the firm of non-audit services; reviews fees paid to the firm; and facilitates communication. The Corporations do not have a standing compensation committee or a standing nominating committee.

     For the most recent fiscal year, the Directors of each Fund met four times, except that the Directors of Bond Fund, Government Fund, Minnesota Tax Free Fund, International Fund, Developing Countries Fund, Money Market Fund and Reserve Fund met five times. The Audit Committee met twice during the last fiscal year of each Fund. No director attended fewer than 75% of the total number of Directors' meetings and the meetings held by all Directors' committees on which such director served.

     The following table sets forth the total compensation received by each director from each Fund as of its most recent fiscal year end, as well as the total compensation received by each director from all eighteen mutual funds managed by IAI for the calendar year ended December 31, 1995. Neither Mr. Rahn nor Mr. Struthers received any compensation and they are not included in the table. No officer of a Fund received compensation from a Fund during its most recent fiscal year. No director receives pension or retirement benefits from any Fund.

                                 Total Comp.         Total Comp. from          Total Comp.
                               from each Fund      Developing Countries      from each Fund        Total Compensation from
         Director                in Group 1*               Fund                in Group 2**            IAI Mutual Funds
----------------------------------------------------------------------------------------------------------------------------
Madeline Betsch                    $1,700                 $1,425                 $1,950                     $28,725
----------------------------------------------------------------------------------------------------------------------------
W. Wm.  Hodgson                    $1,700                 $1,425                 $1,950                     $28,725
----------------------------------------------------------------------------------------------------------------------------
George R. Long                     $2,100                 $1,225                 $1,550                     $27,725
----------------------------------------------------------------------------------------------------------------------------
J. Peter Thompson                  $1,700                 $1,425                 $1,950                     $28,725
----------------------------------------------------------------------------------------------------------------------------
Charles H. Withers                 $2,100                 $1,225                 $1,550                     $27,725
----------------------------------------------------------------------------------------------------------------------------

* IAI Balanced Fund, IAI Midcap Growth Fund, IAI Emerging Growth Fund, IAI Regional Fund, IAI Value Fund, IAI Growth Fund, and IAI Growth and Income Fund. Directors Long and Withers received $1,300 from Growth Fund rather than the $2,100 paid by the other Funds because Growth Fund held no restricted securities committee meetings, for which each of the other Funds paid Long and Withers $800.

** IAI International Fund, IAI Money Market Fund, IAI Reserve Fund, IAI Bond Fund, IAI Government Fund, IAI Minnesota Tax Free Fund.

     The vote of a majority of shares of each Corporation represented at the meeting, provided at least a quorum (50% of the outstanding shares), is represented in person or by proxy, is sufficient for the re-election of the Directors. By completing the Proxy, you give the proxy the right to vote for the persons named in the table above. If you elect to withhold authority for any nominees, you may do so by making an "X" in the box marked "FOR" and by striking a line through the nominee name on the Proxy, as further explained on the Proxy itself.

     All of the nominees listed above have consented to serve as directors if elected. In the event any of the above nominees are not candidates for election at the meeting, the proxies may vote for such other persons as management may designate. Nothing currently indicates that such a situation will arise.

                PROPOSAL 2: RATIFICATION OF INDEPENDENT AUDITORS

     The 1940 Act provides that every registered investment company shall be audited at least once a year by independent auditors selected by a majority of the disinterested directors. The 1940 Act requires that the selection be submitted for ratification or rejection by the shareholders at their next annual meeting following the selection. The Directors, including the disinterested directors, have selected KPMG Peat Marwick LLP to be the independent auditors for the Corporations for their current fiscal years. KPMG Peat Marwick LLP has no direct or material indirect financial interest in the Corporations or in IAI, other than receipt of fees for services to the Corporations and IAI. KPMG Peat Marwick LLP has also served as the independent auditors for IAI. At the meeting, the shareholders of each Corporation will be asked to ratify the selection of KPMG Peat Marwick LLP as each

Corporation's independent auditors. KPMG Peat Marwick LLP representatives will be present at the meeting and will have an opportunity to make a statement to the shareholders and to respond to questions.

     The vote of a majority of the shares of each Corporation represented at the meeting, provided at least a quorum (50% of the outstanding shares) is represented in person or by proxy, is sufficient for the ratification of the selection of the independent auditors. Unless otherwise instructed, the proxies will vote for the ratification of the selection of KPMG Peat Marwick LLP as each Corporation's independent auditors.

EACH CORPORATION'S BOARD OF DIRECTORS RECOMMENDS THE RATIFICATION OF THE SELECTION OF THE FUND'S INDEPENDENT AUDITORS. UNLESS OTHERWISE INSTRUCTED, THE PROXIES WILL VOTE TO RATIFY THE SELECTION.

     If any Corporation's shareholders fail to ratify the selection, the Directors will promptly consider what action to take and could resubmit the selection for shareholder ratification.

         PROPOSAL 3: RATIFICATION OF EACH FUND'S ADVISORY, SUBADVISORY
                         AND ADMINISTRATIVE AGREEMENTS

     IAI serves as the investment adviser, transfer agent and administrative and accounting services agent to each Fund pursuant to written agreements. Additionally, IAI's affiliate, IAI International Ltd. ("IAI International") provides subadvisory services to International Fund and Developing Countries Fund pursuant to written agreements. Collectively, such agreements are referred to herein as the "Advisory, Subadvisory and Administrative Agreements".

     Until December 28, 1995, IAI and IAI International were, indirectly, wholly-owned subsidiaries of TSB Group plc ("TSB"), a diversified financial services concern headquartered in the United Kingdom. On December 28, 1995, TSB merged with Lloyds Bank Plc ("Lloyds"), another U.K.-based financial services concern, to form Lloyds TSB Group plc ("Lloyds TSB"). As a result of the merger, Lloyds became a wholly-owned subsidiary of TSB. The merger was accomplished by an arrangement in which the holders of ordinary voting shares of Lloyds received ordinary voting shares of TSB. At the close of the merger, former TSB shareholders held approximately 30% and former Lloyds shareholders held approximately 70% of Lloyds TSB's outstanding shares. No shareholder or, to the knowledge of Lloyds TSB, group of shareholders, owned 3% or more of the outstanding shares of Lloyds TSB upon consummation of the merger.


     Each of the Advisory, Subadvisory and Administrative Agreements provides that such agreement terminates upon its "assignment" as that term is defined in the 1940 Act. The 1940 Act defines "assignment" as including "any direct or indirect transfer or hypothecation of a . . . controlling block of the [advisor's] outstanding voting securities by a security holder of the [advisor]." Control is further defined as "the power to exercise a controlling influence over the management or policies of a company." Control is presumed for any person who directly or indirectly beneficially owns more than 25% of the voting securities of any company. Although the merger of TSB and Lloyds resulted in the transfer of in excess of 25% of the outstanding TSB shares, IAI has concluded that the merger did not cause such an assignment. This conclusion is based primarily upon the facts that the merger did not result in a transfer of control by one shareholder to another person (and no one person may be viewed as receiving a controlling block of shares) and that the merger did not result in any actual change in control or change in the management, policies or operations of IAI or IAI International.

     Nevertheless, IAI and the Board believe it is in the best interests of Fund shareholders to eliminate any possible uncertainty about the ongoing status of the Advisory, Subadvisory and Administrative Agreements. Accordingly, at a February 7, 1996, meeting IAI recommended and the Board directed that a proposal be submitted to Fund shareholders to ratify the Advisory, Subadvisory and Administrative Agreements for the period from the effective date of the merger, December 28, 1995, going forward or until the effective date of the new Management Agreements which are the subject of Proposal 4 below. In agreeing with IAI's recommendation, the Board considered the facts that the Advisory, Subadvisory and Administrative Agreements were unchanged and that the investment management and operations of the Funds were also unchanged.

     DESCRIPTION OF ADVISORY AGREEMENTS. IAI serves as the investment adviser to each Fund pursuant to written advisory agreements (the "Advisory Agreements") dated July 26, 1993 (except for Growth Fund's Advisory Agreement, which is dated April 21, 1993). The Advisory Agreements provide that IAI will furnish each Fund continuously with investment planning and advice with regard to the Fund's portfolio, prepare and make available to the Fund necessary research and statistical data in connection therewith, supervise the purchase and sale of specific investments by the Fund and perform such other services as are reasonably incidental to such duties. Additionally, IAI furnishes each Fund with office space and its employees serve as directors and officers of the Funds. In return for these services, each of the Funds has agreed to pay IAI an annual advisory fee as described below.

     DESCRIPTION OF SUBADVISORY AGREEMENTS. IAI International serves as investment subadviser for International Fund and Developing Countries Fund pursuant to written agreements (the "Subadvisory Agreements") dated January 28, 1987 and January 23, 1995, respectively. The Subadvisory Agreements provide that IAI International assumes the responsibilities and obligations IAI assumed under its Advisory Agreements with such Funds. All investment decisions made by IAI International are subject to approval or ratification by IAI. In return for such services, IAI pays IAI International an annual fee as described below.

     DESCRIPTION OF ADMINISTRATIVE AGREEMENTS. IAI serves as each Fund's administrative agent, dividend disbursing agent, transfer agent, redemption agent and accounting services agent pursuant to written administrative agreements (the "Administrative Agreements") dated July 26, 1993 (except for Growth Fund's Administrative Agreement which is dated February 10, 1993). Accounting services include maintaining and keeping current required books and records, calculating the Fund's net asset value each business day and preparing and supplying the Fund with required daily and periodic reports. Transfer agency services include making original issues of Fund shares in accordance with a Fund's registration statement, processing purchase orders, effective transfers of Fund shares, issuing replacement share certificates as applicable, maintaining a Fund's stock registry records and performing other duties usually and customarily performed by transfer agents. Other services performed by IAI under each Administrative Agreement include processing of redemption requests, processing dividends and distributions, preparation and mailing of tax information forms, and mailing of semi-annual reports of the Funds.

     SUMMARY OF FEES. Set forth below is a summary of fees paid under the Funds' various agreements, as well as the fees under the Subadvisory Agreements that IAI pays IAI International. Actual amounts paid during each Fund's last fiscal year pursuant to such contracts are set forth below under "Supplemental Information Regarding the Funds."

                                                                                            ANNUAL          EXPENSE
                                 AVERAGE MONTH-END         ANNUAL        ANNUAL SUB-      ADMIN. FEE       LIMITATION
IAI FUND                         NET ASSET VALUE*       ADVISORY FEE    ADVISORY FEE     (ALL ASSETS)     (ALL ASSETS)
----------------------------------------------------------------------------------------------------------------------------------
Bond Fund                           All assets              .55%             N/A             .20%             1.10%
----------------------------------------------------------------------------------------------------------------------------------
Government Fund                     All assets              .55%             N/A             .20%             1.10%
----------------------------------------------------------------------------------------------------------------------------------
Minnesota Tax Free Fund             All assets              .55%             N/A             .20%              .95%
----------------------------------------------------------------------------------------------------------------------------------
Reserve Fund                        All assets              .50%             N/A             .20%              .85%
----------------------------------------------------------------------------------------------------------------------------------
Money Market Fund                   All assets              .30%             N/A             .20%               N/A
----------------------------------------------------------------------------------------------------------------------------------
International Fund           For the first $100,000,000    1.00%             .50%            .30%             2.00%
                             For the next $100,000,000      .85%            .425%
                             For the next $100,000,000      .75%            .375%
                             Above $300,000,000             .70%             .35%
----------------------------------------------------------------------------------------------------------------------------------
Developing Countries Fund    For the first $200,000,000    1.25%        Half of Actual       .30%              N/A
                             For the next $200,000,000     1.10%         Advisory Fee
                             Above $400,000,000            1.00%         Paid to IAI
----------------------------------------------------------------------------------------------------------------------------------
Growth Fund,                 For the first $100,000,000     .75%             N/A             .20%             1.25%
Growth and Income Fund       For the next $100,000,000      .65%
                             Above $200,000,000             .55%
----------------------------------------------------------------------------------------------------------------------------------
Balanced Fund,               For the first $200,000,000     .75%             N/A             .20%             1.25%
Emerging Growth Fund,        For the next $300,000,000      .70%
Midcap Growth Fund,          Above $500,000,000             .65%
Regional Fund,
Value Fund
----------------------------------------------------------------------------------------------------------------------------------

* All such fees are calculated on the basis of a Fund's assets at the end of each month except for Money Market Fund and Developing Countries Fund, the fees of which are calculated on the basis of average daily net assets.

       OTHER INFORMATION. In addition to the fees paid to IAI and IAI International pursuant to the Advisory, Subadvisory and Administrative Agreements, each Fund pays all of its operating expenses. Such expenses include, without limitation, underwriting and distribution fees pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1 fees"), costs incurred in the purchase and sale of assets, interest, taxes, custodian fees and charges, costs of reports and proxy materials sent to Fund shareholders, fees of independent auditors and legal counsel, costs of printing prospectuses for shareholders, costs of registering Fund shares, postage and insurance premiums. The Advisory Agreements for all Funds except Money Market Fund and Developing Countries Fund obligate IAI to reimburse such Funds for all Fund expenses (except for brokerage commissions and other expenditures in connection with the purchase and sale of portfolio securities, interest expense and, if a majority of the disinterested director of a Fund first specifically approve, taxes and extraordinary expenses) which for any fiscal year exceed certain limitations as summarized in the table above. Additionally, from time to time, IAI and IAI International may voluntarily waive fees or reimburse the Funds for expenses that exceed certain thresholds.


     The Advisory, Subadvisory and Administrative Agreements continue in force from year to year only so long as such continuance is specifically approved at least annually by the Directors or by a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities. Each Advisory, Subadvisory and Administrative Agreement may be terminated without penalty by the Fund or IAI by giving 60 days' prior written notice to the other party and terminates automatically in the event of its "assignment" (as defined in the 1940 Act).
The Advisory, Subadvisory and Administrative Agreements were last approved by the Funds' Board of Directors (including a majority of the directors who are not interested persons of IAI or the Fund) on November 8, 1995. With respect to Growth Fund and Developing Countries Fund, the Advisory Agreements were last submitted for shareholder approval in July 20, 1993 and on January 23, 1995, respectively, for the purpose of obtaining initial shareholder approval. With respect to Bond Fund, International Fund, Reserve Fund, Balanced Fund, Government Fund, Emerging Growth Fund, Midcap Growth Fund, Growth and Income Fund and Value Fund, such Advisory Agreements were last submitted for shareholder approval on June 25, 1993 for the purpose of approving an increase in advisory fees while at the same time approving a decrease in 12b-1 fees, and to eliminate IAI's obligation to reimburse Fund taxes and extraordinary expenses above the expense limitation if such taxes and expenses are specifically approved by a Fund's disinterested directors. Regional Fund's Advisory Agreement and the Advisory Agreements of Minnesota Tax Free Fund and Money Market Fund were last submitted to Fund shareholders on June 28 and June 23, 1993, respectively, for the same purpose. The Subadvisory Agreement for Developing Countries Fund was last submitted to Fund shareholders on January 23, 1995 for the purpose of obtaining initial shareholder approval. The Subadvisory Agreement for International Fund was last submitted to Fund shareholders on December 10, 1987 for the purpose of approving a new agreement after the assignment of the old agreement. Please see the sections "Supplemental Information Regarding IAI" and Supplemental Information Regarding the Funds" below for further information.

     VOTING INFORMATION. Ratification of the Advisory, Subadvisory and Administrative Agreements requires the affirmative vote of holders of a majority of the outstanding shares of each Fund. For this purpose, the term "majority of the outstanding shares" means the vote of (i) 67% or more of the shares of a Fund present at the meeting, so long as the holders of more than 50% of a Fund's outstanding shares are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of a Fund, whichever is less.

EACH FUND'S BOARD OF DIRECTORS RECOMMENDS THE RATIFICATION OF THE ADVISORY, SUBADVISORY AND ADMINISTRATIVE AGREEMENTS. UNLESS OTHERWISE INSTRUCTED, THE PROXIES WILL VOTE TO RATIFY EACH SUCH AGREEMENT.

     If any Fund's shareholders fail to ratify the Advisory, Subadvisory and Administrative Agreements, such Fund's Board of Directors will promptly consider what action to take and given IAI's conclusion on the assignment issue, may or may not resubmit such Agreements for shareholder ratification.

         PROPOSAL 4: APPROVAL OF NEW MANAGEMENT AGREEMENT FOR EACH FUND

     SUMMARY. Currently, IAI and IAIS provide services to each Fund pursuant a number of written agreements, each of which has its own fee structure. To lessen shareholder confusion and increase shareholder understanding of the fees each Fund pays, IAI has recommended to the Fund's Board of Directors that these agreements be replaced with one agreement under which IAI will provide, or arrange for the provision of, all services required by a Fund in exchange for one all-inclusive fee (the "Management Agreement"). If this proposal is approved, the current written agreements and each Fund's 12b-1 Plan will terminate, as will IAIS' status as the principal underwriter for the Funds. APPROVAL OF THIS PROPOSAL IS NOT INTENDED TO RESULT IN A FEE CHANGE.

     BASES FOR RECOMMENDATION OF THE MANAGEMENT AGREEMENT. There are several separate components to the fee structure of the IAI Mutual Funds. As described in the Proposal 3, each Fund pays IAI a separate fee for investment advisory and administrative services. Each Fund, except Money Market Fund, also pays a separate fee to IAIS as principal underwriter of the

Funds for services relating to the distribution of Fund shares and for servicing shareholder accounts under each Fund's Plan of Distribution ("12b-1 Plan"). Finally, each Fund pays all of its other expenses. As discussed previously, total expenses of each Fund, except Developing Countries Fund, are capped at the limits set forth in the Advisory Agreements. IAI has concluded that this structure is unnecessarily complicated and should be replaced by a simpler structure in which IAI provides, or arranges for the provision of, investment advisory, administrative, shareholder and other miscellaneous services in exchange for one fee. This fee will not pay for distribution services; rather such services, if performed, will be funded by IAI and will not be a Fund expense. At a meeting held on February 7, 1996, the Directors agreed with IAI and directed that a proposal be submitted to Fund shareholders at a special joint meeting to approve the Management Agreements effective April 1, 1996 or such later date as IAI may determine. The Directors based this approval on the desire to simplify the Funds' fee structure and improve shareholder communication and understanding. The Directors also relied on IAI's representations THAT THE LEVEL OF SERVICES IAI WOULD PROVIDE EACH FUND WOULD REMAIN THE SAME AND THAT THERE WOULD BE NO MATERIAL INCREASE IN THE FEES THE FUNDS PAY UNDER THEIR CURRENT AGREEMENTS. The Directors also relied on a report from IAI comparing the new fee structure for each Fund with the fees paid by comparable funds. At the same meeting, the Directors also voted to terminate the existing agreements under which each Fund was paying the separate fees discussed above as well as each Fund's 12b-1 Plan, contingent upon shareholder approval of the Management Agreements.

     DESCRIPTION OF MANAGEMENT AGREEMENT. The Management Agreement provides that IAI will provide or arrange for the provision of services needed by the Funds. These services include investment advisory, administrative and other miscellaneous shareholder services. The Management Agreement does not compensate IAI for any distribution services it may arrange for the Funds. The Management Agreement further provides that IAI will pay all of a Fund's expenses except for brokerage commissions and other expenditures in connection with the purchase and sale of portfolio securities, interest expense and any taxes and extraordinary expenses specifically approved by a majority of a Fund's disinterested directors. Finally, the basis for calculating the fees under the Management Agreements is average daily net assets. The switch from average month-end net assets to average daily net assets is expected to have a negligible effect on the dollar amount of the total fees and expenses the affected Funds pay. See the first table under "Fees and Expense Comparison" below for further information. The text of the Management Agreement is attached as an Exhibit at the end of this Proxy Statement.

     The following table sets forth the new, all-inclusive fee, as a percentage of a Fund's average daily net assets, that each Fund will pay IAI under the Management Agreements:

                              FIRST $100 MILLION     $100-250 MILLION     $250-500 MILLION      OVER $500 MILLION
                                OF FUND ASSETS        OF FUND ASSETS       OF FUND ASSETS      OF FUND FUND ASSETS
--------------------------------------------------------------------------------------------------------------------
Bond Fund                            1.10                  1.05                 1.00                   1.00
--------------------------------------------------------------------------------------------------------------------
Growth Fund                          1.25                  1.15                 1.05                   1.00
--------------------------------------------------------------------------------------------------------------------
International Fund                   1.70                  1.45                 1.30                   1.30
--------------------------------------------------------------------------------------------------------------------
Developing Countries Fund            2.00                  1.95                 1.75                   1.65
--------------------------------------------------------------------------------------------------------------------
Regional Fund                        1.25                  1.25                 1.20                   1.10
--------------------------------------------------------------------------------------------------------------------
Reserve Fund                         0.85                  0.85                 0.85                   0.85
--------------------------------------------------------------------------------------------------------------------
Balanced Fund                        1.25                  1.25                 1.20                   1.10
--------------------------------------------------------------------------------------------------------------------
Government Fund                      1.10                  1.05                 1.00                   1.00
--------------------------------------------------------------------------------------------------------------------
Emerging Growth Fund                 1.25                  1.25                 1.20                   1.10
--------------------------------------------------------------------------------------------------------------------
Midcap Growth Fund                   1.25                  1.25                 1.20                   1.10
--------------------------------------------------------------------------------------------------------------------
Minnesota Tax Free Fund              0.95                  0.90                 0.85                   0.85
--------------------------------------------------------------------------------------------------------------------
Money Market Fund                    0.60                  0.55                 0.50                   0.50
--------------------------------------------------------------------------------------------------------------------
Growth and Income Fund               1.25                  1.15                 1.05                   1.00
--------------------------------------------------------------------------------------------------------------------
Value Fund                           1.25                  1.25                 1.20                   1.10
--------------------------------------------------------------------------------------------------------------------

     FEES AND EXPENSE COMPARISON. The following table sets forth each Fund's total fees and expenses as of the last fiscal year end, what that total would have been had the new, all-inclusive fee been in effect, and the difference between the two.

                             AGGREGATE FEES AND        AGGREGATE FEES AND        CHANGE FROM
           FUND                EXPENSES UNDER        EXPENSES UNDER PROPOSED       CURRENT
                             CURRENT AGREEMENTS       MANAGEMENT AGREEMENTS       AGREEMENTS
----------------------------------------------------------------------------------------------
Bond Fund                        $  875,850                $  883,343               +0.85%
----------------------------------------------------------------------------------------------
Growth Fund                      $  198,603                $  193,373               -2.63%
----------------------------------------------------------------------------------------------
International Fund*              $2,374,617                $2,331,377               -1.82%
----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
Developing Countries Fund*       $  116,781**              $   71,488                -38.78%
----------------------------------------------------------------------------------------------
Regional Fund                    $6,668,952                $6,596,319                 -1.08%
----------------------------------------------------------------------------------------------
Reserve Fund*                    $  641,557                $  643,846                 +0.36%
----------------------------------------------------------------------------------------------
Balanced Fund                    $  546,094                $  550,127                 +0.74%
----------------------------------------------------------------------------------------------
Government Fund                  $  477,229                $  471,695                 -1.16%
----------------------------------------------------------------------------------------------
Emerging Growth Fund             $3,481,220                $3,415,089                 -1.90%
----------------------------------------------------------------------------------------------
Midcap Growth Fund               $  906,205                $  883,911                 -2.52%
----------------------------------------------------------------------------------------------
Minnesota Tax Free Fund          $   68,209**              $   67,453                 -1.11%
----------------------------------------------------------------------------------------------
Money Market Fund*               $  236,185**              $  192,796                 -18.4%
----------------------------------------------------------------------------------------------
Growth and Income Fund           $1,398,631                $1,384,747                  -.99%
----------------------------------------------------------------------------------------------
Value Fund                       $  461,190                $  458,073                  -.68%
----------------------------------------------------------------------------------------------

* Because the last fiscal year ends for these Funds is so recent, the fees stated are unaudited.

** Without IAI's voluntary fee waiver and/or expense reimbursement, which resulted in actual net fees and expenses of $71,488 for Developing Countries Fund, $17,745 for Minnesota Tax Free Fund and $159,799 for Money Market Fund. Upon approval of the Management Agreement for these Funds, IAI intends to continue its voluntarily waiver of fees in excess of .25% of Minnesota Tax Free Fund's average daily net assets and .50% of Money Market Fund's average daily net assets through June 30, 1996.

     Except for Developing Countries Fund and Money Market Fund, a difference exists because the basis for calculating the fees changes from average month-end net assets to average daily net assets. The differences for Developing Countries Fund and Money Market Fund result from the lack of a contractual expense limitation under the current agreements.

     The following tables show the fees and expenses paid by each Fund under the Current Agreements during the most recent fiscal year and the fees and expenses each Fund would have paid during such year had the proposed Management Agreement been in effect. Proposed annual expenses are expressed as a percentage of average daily net assets and current annual expenses are expressed as a percentage of average month-end net assets, except for Developing Countries Fund and Money Market Fund, the expenses of which are expressed as a percentage of average daily net assets.

SHAREHOLDER TRANSACTION EXPENSES-ALL FUNDS
                                                 Under
                                                Current      Under Management
                                               Agreements       Agreements
------------------------------------------------------------------------------

Sales Load Imposed on Purchases                   None             None
Sales Load Imposed on Reinvested Dividends        None             None
Redemption Fees                                   None             None
Exchange Fees                                     None             None


ANNUAL EXPENSES

                                 Emerging                                  Growth and             Midcap
                                Growth Fund           Growth Fund         Income Fund           Growth Fund       Regional Fund
                              Current/Proposed     Current/Proposed     Current/Proposed     Current/Proposed    Current/Proposed
----------------------------------------------------------------------------------------------------------------------------------
Management Fee                   .74%/1.25%           .75%/1.25%           .74%/1.25%           .75%/1.25%           .71%/1.23%
Rule 12b-1 Fee                   .25%/None            .02%/None            .25%/None            .18%/None            .25%/None
Other Expenses                   .26%/None            .48%/None            .26%/None            .32%/None            .27%/None
                                -----------          -----------          -----------          -----------          -----------
Total Fund Operating Expenses   1.25%/1.25%          1.25%/1.25%          1.25%/1.25%          1.25%/1.25%          1.23%/1.23%
                                -----------          -----------          -----------          -----------          -----------

                                                      Government                             MN Tax Free        Money Market
                                 Bond Fund               Fund             Reserve Fund           Fund               Fund
                              Current/Proposed     Current/Proposed     Current/Proposed   Current/Proposed   Current/Proposed
----------------------------------------------------------------------------------------------------------------------------------

Management Fee                   .55%/1.10%           .55%/1.10%           .50%/.85%           .50%/.95%          .30%/.60%
Rule 12b-1 Fee                   .25%/None            .22%/None            .06%/None             0%/None          None/None
Other Expenses                   .29%/None            .33%/None            .29%/None           .45%/None          .44%/None
                                -----------          -----------           ---------           ---------          ---------
Total Fund Operating Expenses   1.09%/1.10%          1.10%/1.10%           .85%/.85%           .95%/.95%          .74%/.60%
                                -----------          -----------           ---------           ---------          ---------

                                International       Dev. Countries
                                     Fund                Fund           Balanced Fund         Value Fund
                               Current/Proposed    Current/Proposed    Current/Proposed    Current/Proposed
-------------------------------------------------------------------------------------------------------------
Management Fee                    .95%/1.70%          1.25%/2.00%         .75%/1.25%           .75%/1.25%
Rule 12b-1 Fee                    .25%/None            .25%/None          .11%/None            .12%/None
Other Expenses                    .52%/None           1.81%/None          .39%/None            .38%/None
                                 ----------           ----------         ----------           ----------
Total Fund Operating Expenses    1.72%/1.70%          3.26%/2.00%        1.25%/1.25%          1.25%/1.25%
                                 -----------          -----------        -----------          -----------

  The Annual Expenses for Minnesota Tax Free Fund, Money Market Fund, and Developing Countries Fund are expressed without including IAI's voluntary fee waiver and/or expense reimbursement. After such waiver and/or reimbursement, the Total Fund Operating Expenses for each Fund would be .25%, .50% and 2.00%, respectively.

  The following example illustrates your total expenses on a $1,000 investment in a Fund, assuming a five percent annual return and redemption at the end of each period, under both the Current Agreements (without voluntary fee waiver and/or expense reimbursement) and the proposed Management Agreements. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                                  1 Year            3 Year            5 Year           10 Year
FUND                         Current/Proposed  Current/Proposed  Current/Proposed  Current/Proposed
----                         ----------------  ----------------  ----------------  ----------------
Bond Fund                         $11/$11          $ 35/$35          $  60/$60         $133/$133
Growth Fund                       $13/$13          $ 40/$40          $  69/$69         $151/$151
International Fund                $17/$17          $ 54/$54          $  93/$93         $203/$203
Developing Countries Fund         $33/$20          $100/$63          $170/$108         $356/$233
Regional Fund                     $13/$13          $ 39/$39          $  68/$68         $149/$149
Reserve Fund                      $  9/$9          $ 27/$27          $  47/$47         $105/$105
Balanced Fund                     $13/$13          $ 40/$40          $  69/$69         $151/$151
Government Fund                   $11/$11          $ 35/$35          $  61/$61         $134/$134
Emerging Growth Fund              $13/$13          $ 40/$40          $  69/$69         $151/$151
Midcap Growth Fund                $13/$13          $ 40/$40          $  69/$69         $151/$151
Minnesota Tax Free Fund*          $10/$10          $ 30/$30          $  53/$53         $117/$117
Money Market Fund                 $  8/$6          $ 24/$19          $  41/$33         $  92/$75
Growth and Income Fund            $13/$13          $ 40/$40          $  69/$69         $151/$151
Value Fund                        $13/$13          $ 40/$40          $  69/$69         $151/$151

  BROKERAGE. In selecting a broker, IAI may consider whether such broker provides brokerage and research services (as defined in the Securities Exchange Act of 1934). IAI may direct Fund transactions to brokers who furnish research services (including advice as to the value of securities, reports concerning industries, securities, and economic factors and trends). To the extent such commissions are directed to brokers who furnish research services to IAI, IAI receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to a Fund from these commissions. Generally a Fund pays higher than the lowest commission rates available. Some investment companies enter into arrangements under which a broker-dealer agrees to pay the cost of certain products or services (not including research services) in exchange for fund brokerage ("brokerage/service arrangements"). Under a typical brokerage/service arrangement, a broker agrees to pay a fund's custodian fees or transfer agent fees and, in exchange, the fund agrees to direct a minimum amount of brokerage to the broker. IAI does not intend to enter into such brokerage/service arrangements on behalf of the Funds. Some investment companies enter into agreements that provide for specified or reasonably ascertainable fee reductions in exchange for the use of fund assets ("expense offset agreements"). Under such expense offset agreements, expenses are reduced by foregoing income rather than by re-characterizing them as capital items. For example, a fund may have a "compensating balance" agreement with its custodian under which the custodian reduces its fees if the fund maintains cash or deposits with the custodian in non-interest bearing accounts. IAI does not intend to enter into expense offset agreements involving assets of the Funds.

  VOTING INFORMATION. Approval of the Management Agreements requires the affirmative vote of holders of a majority of the outstanding shares of each Fund. For this purpose, the term "majority of the outstanding shares" means the vote of (i) 67% or more of the shares of a Fund present at the meeting, so long as the holders of more than 50% of a Fund's outstanding shares are present or represented by proxy; or
(ii) more than 50% of the outstanding voting securities of a Fund, whichever is less.

EACH FUND'S BOARD OF DIRECTORS RECOMMENDS THE APPROVAL OF THE MANAGEMENT AGREEMENT. UNLESS OTHERWISE INSTRUCTED, THE PROXIES WILL VOTE TO APPROVE EACH AGREEMENT.

  If any Fund's shareholders fail to approve the Management Agreement for a Fund, such Fund's Directors will promptly consider what action to take and could resubmit the Agreement for shareholder approval.

  PROPOSAL 5: APPROVAL OF AMENDMENT TO DEVELOPING COUNTRIES FUND'S SUBADVISORY
                                   AGREEMENT

  As discussed above, the Subadvisory Agreement for Developing Countries Fund provides that IAI International will be paid half of the fee IAI collects under the Advisory Agreement between IAI and the Fund. If the shareholders of Developing Countries Fund approve the Management Agreement pursuant to Proposal 4, the Advisory Agreement and its fee structure will be replaced. To accommodate this change and to specify the fee paid to IAI International without reference to another agreement, IAI has recommended that the Subadvisory Agreement be amended to specify that IAI will pay IAI International an annual fee based on the average daily net assets of Developing Countries Fund as follows:

                For the first $200,000,000        1/2 of 1.25%
                For the next $200,000,000         1/2 of 1.10%
                Above $400,000,000                1/2 of 1.00%.

Actual fees paid to IAI International under the Subadvisory Agreement for the last fiscal year are set forth below under "Supplemental Information Regarding the Funds". Such fees would have been the same had the proposed amendment been in effect. At a February 7, 1996, meeting, the Directors agreed with IAI and directed that a proposal be submitted to Fund shareholders at a special joint meeting to approve the amendment contingent upon shareholder approval of the Management Agreement for Developing Countries Fund. The Directors based the recommendation on their recognition that the Subadvisory Agreement would no longer technically be accurate if the Management Agreement is approved and on their understanding that the fee to IAI International will be unchanged.

  Approval of the amendment requires the affirmative vote of holders of a majority of the outstanding shares of Developing Countries Fund. For this purpose, the term "majority of the outstanding shares" means the vote of (i) 67% or more of the shares of the Fund present at the meeting, so long as the holders of more than 50% of the Fund's outstanding shares are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund, whichever is less.

DEVELOPING COUNTRIES FUND'S BOARD OF DIRECTORS RECOMMENDS THE APPROVAL OF THE AMENDMENT TO THE SUBADVISORY AGREEMENT. UNLESS OTHERWISE INSTRUCTED, THE PROXIES WILL VOTE TO APPROVE THE AMENDMENT.

  If Developing Countries Fund's shareholders fail to approve the amendment to the Subadvisory Agreement the Directors will promptly consider what action to take and could resubmit the amendment for shareholder approval.

PROPOSAL 6: APPROVAL OF AMENDMENT TO INTERNATIONAL FUND'S SUBADVISORY AGREEMENT

  As discussed in Proposal 3, the Subadvisory Agreement between IAI and IAI International for International Fund provides that IAI will pay IAI International a monthly fee based on the value of the Fund's month-end net assets. For the last fiscal year, IAI International received $684,000 under the Subadvisory Agreement. Because the new Management Agreement compensates IAI on the basis of average daily net assets, the Subadvisory Agreement must be amended to accommodate this change. IAI has recommended that the Subadvisory Agreement be amended to compensate IAI International on the basis of average daily net assets. At a February 7, 1996, meeting, the Directors agreed with IAI and directed that a proposal be submitted to Fund shareholders at a special joint meeting to approve the amendment contingent upon shareholder approval of the Management Agreement. The Directors based the recommendation on their recognition that the Subadvisory Agreement is inconsistent with the Management Agreement. Had the amended Subadvisory Agreement been in effect during the last fiscal year, IAI International would have received $685,059 rather than $684,000, an increase of 0.15%.

  Approval of the amendment requires the affirmative vote of holders of a majority of the outstanding shares of International Fund. For this purpose, the term "majority of the outstanding shares" means the vote of (i) 67% or more of the shares of the Fund present at the meeting, so long as the holders of more than 50% of the Fund's outstanding shares are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund, whichever is less.

INTERNATIONAL FUND'S BOARD OF DIRECTORS RECOMMENDS THE APPROVAL OF THE AMENDMENT TO THE SUBADVISORY AGREEMENT. UNLESS OTHERWISE INSTRUCTED, THE PROXIES WILL VOTE TO APPROVE THE AMENDMENT.

  If International Fund's shareholders fail to approve the amendment to the Subadvisory Agreement, the Directors will promptly consider what action to take and could resubmit the amendment for shareholder approval.

          SUPPLEMENTAL INFORMATION REGARDING IAI AND IAI INTERNATIONAL

  Each of IAI and IAI International is an indirect wholly owned subsidiary of Hill Samuel Group BV ("Hill Samuel"), an international merchant banking and financial services firm headquartered in London, England. Hill Samuel's principal offices are at 100 Wood Street, London, ECS P2AJ, UK. Hill Samuel, in turn, is owned by Lloyds TSB Group, plc ("Lloyds TSB"), a publicly-held financial services organization headquartered in London, England. The principal offices of Lloyds TSB are at St. George's House, 6 - 8 Eastcheap, London, EC3M 1LL, UK. Set forth below is the name and principal occupation of the principal executive officer and each director of IAI and IAI International:

NAME                         POSITION WITH IAI           POSITION WITH IAI INT'L     OTHER PRINCIPAL OCCUPATIONS
----------------------------------------------------------------------------------------------------------------
Charles P. Barrington        Director                    None                        Managing Director of Hill
100 Wood Street,                                                                     Samuel Bank
London EC2P 2AJ
----------------------------------------------------------------------------------------------------------------
Hillary Fane                 None                        Director, Deputy Chief      None
10 Fleet Place                                           Investment Officer
Limeburner Lane
London EC4M 7RH
----------------------------------------------------------------------------------------------------------------
Hugh R. Freedberg            Chairman of the Board       None                        Chief Executive Hill Samuel
100 Wood Street,                                                                     Bank
London EC2P 2AJ
----------------------------------------------------------------------------------------------------------------
Roy C. Gillson               None                        Director, Chief             None
10 Fleet Place                                           Investment Officer
Limeburner Lane
London EC4M 7RH
----------------------------------------------------------------------------------------------------------------
Larry R. Hill                Director, Executive         None                        None
                             Vice President
----------------------------------------------------------------------------------------------------------------
Irving P. Knelman            Director, Executive         Director                    None
                             Vice President
----------------------------------------------------------------------------------------------------------------
Andrew Scott Plummer         Director                    None                        Legal Adviser to Lloyds TSB
60 Lombard Street,                                                                   Group plc
London, EC3V 9DN
----------------------------------------------------------------------------------------------------------------
Noel P. Rahn                 Director, Chief             Chairman of the Board       None
                             Executive Officer
----------------------------------------------------------------------------------------------------------------
Eric St. C. Stobart          Director                    None                        Director of Hill Samuel Bank
100 Wood Street,
London, EC2P 2AJ
----------------------------------------------------------------------------------------------------------------
Richard E. Struthers         Director, Executive         None                        None
                             Vice President
----------------------------------------------------------------------------------------------------------------

The business address of Messrs. Rahn, Hill, Knelman and Struthers is the same as that of IAI.

                  SUPPLEMENTAL INFORMATION REGARDING THE FUNDS

     The actual amount of the investment advisory fee, the subadvisory fee, as well as amounts paid by each Fund to IAI for administrative services and to IAIS for distribution and shareholder services ("Rule 12b-1 fee"), during each Fund's last fiscal year is set forth below.

-------------------------------------------------------------------------------------------------------------
FUND                                   ADVISORY FEE   SUBADVISORY FEE    ADMINISTRATIVE FEE    RULE 12B-1 FEE
-------------------------------------------------------------------------------------------------------------
Bond Fund                               $  441,516          N/A              $  160,551          $  200,689
-------------------------------------------------------------------------------------------------------------
Growth Fund                             $  119,142          N/A              $   31,771          $    3,091
-------------------------------------------------------------------------------------------------------------
International Fund*                     $1,368,001       $684,000            $  429,883          $  358,236
-------------------------------------------------------------------------------------------------------------
Developing Countries Fund*#             $    8,362       $  4,181            $   10,731          $        0
-------------------------------------------------------------------------------------------------------------
Regional Fund                           $3,866,797          N/A              $1,082,091          $1,352,614
-------------------------------------------------------------------------------------------------------------
Reserve Fund*                           $  377,386          N/A              $  150,954          $   17,573
-------------------------------------------------------------------------------------------------------------
Balanced Fund                           $  327,630          N/A              $   87,368          $   50,064
-------------------------------------------------------------------------------------------------------------
Emerging Growth Fund                    $2,049,484          N/A              $  556,995          $  694,592
-------------------------------------------------------------------------------------------------------------
Midcap Growth Fund                      $  543,698          N/A              $  144,986          $  133,487
-------------------------------------------------------------------------------------------------------------
Government Fund                         $  238,633          N/A              $   86,776          $   95,435
-------------------------------------------------------------------------------------------------------------
Minnesota Tax Free Fund#                $        0          N/A              $        0          $        0
-------------------------------------------------------------------------------------------------------------
Money Market Fund*#                     $   19,492          N/A              $   63,919          $        0
-------------------------------------------------------------------------------------------------------------
Growth and Income Fund                  $  827,288          N/A              $  223,782          $  273,792
-------------------------------------------------------------------------------------------------------------
Value Fund                              $  276,714          N/A              $   73,790          $   43,432
-------------------------------------------------------------------------------------------------------------

* Because the last fiscal year ends for these Funds is so recent (1-31-96), the fees stated are unaudited.

# Pursuant to IAI's and IAIS' voluntary waiver of fees and/or expenses in excess of 2.00% of Developing Countries Fund's average daily net assets, .25% of Minnesota Tax Free Fund's average month-end net assets, and .50% of Money Market Fund's average daily net assets.

     The following is a list of each officer or director of a Fund who is also an officer, employee or director of IAI or IAI International. All positions listed in the last column are with IAI unless otherwise identified.

---------------------------------------------------------------------------------------
NAME                       AGE    POSITION WITH FUND       POSITION WITH IAI/IAI INT'L
---------------------------------------------------------------------------------------
Archie C. Black III         33    Treasurer (all Funds)    Senior Vice
                                                           President, Chief
                                                           Financial Officer
---------------------------------------------------------------------------------------
Scott A. Bettin             41    Vice President,          Senior Vice
                                  Investments (Bond        President, Fixed
                                  Fund, Government Fund)   Income Portfolio
                                                           Manager
---------------------------------------------------------------------------------------
Steve C. Coleman            48    Vice President,          Senior Vice
                                  Investments              President, Fixed
                                  (Government Fund,        Income Portfolio
                                  Minnesota Tax Free       Manager
                                  Fund)
---------------------------------------------------------------------------------------
Livingston G. Douglas       35    Vice President,          Vice President,
                                  Investments (Bond        Fixed Income
                                  Fund, Minnesota Tax      Portfolio Manager
                                  Free Fund, Reserve
                                  Fund)
---------------------------------------------------------------------------------------
Christine A. Duval          26    Assistant Secretary      Transfer Agency
                                  (all Funds)              Manager
---------------------------------------------------------------------------------------
Roy C. Gillson              43    Vice President,          IAI Int'l: Director,
                                  Investments              Chief Investment
                                  (International Fund,     Officer
                                  Developing Countries
                                  Fund)
---------------------------------------------------------------------------------------
Kirk L. Gove                33    Vice President,          Vice President
                                  Marketing (all funds)
---------------------------------------------------------------------------------------
Susan J. Haedt              33    Vice President and       Vice President,
                                  Director of Operations   Director of Fund
                                  (all Funds)              Operations
---------------------------------------------------------------------------------------
Larry R. Hill               43    Vice President,          Executive Vice
                                  Investments (Bond        President, Director,
                                  Fund, Balanced Fund)     Chief Fixed Income
                                                           Officer
---------------------------------------------------------------------------------------
Mark C. Hoonsbeen           34    Vice President,          Vice President,
                                  Investments (Regional    Equity Portfolio
                                  Fund)                    Manager
---------------------------------------------------------------------------------------
William C. Joas             33    Secretary (all Funds)    Vice President,
                                                           Associate Counsel
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Rick D. Leggott           37      Vice President,          Senior Vice
                                  Investments (Emerging    President, Equity
                                  Growth Fund)             Portfolio Manager
--------------------------------------------------------------------------------
Todd L. McCallister       36      Vice President,          Vice President,
                                  Investments (Growth      Director of Asset
                                  and Income Fund)         Allocation &
                                                           Quantitative Research
--------------------------------------------------------------------------------
David A. McDonald         35      Vice President,          Vice President,
                                  Investments (Growth      Equity Portfolio
                                  Fund)                    Manager
--------------------------------------------------------------------------------
Timothy A. Palmer         33      Vice President,          Senior Vice
                                  Investments (Money       President, Fixed
                                  Market Fund, Reserve     Income Portfolio
                                  Fund)                    Manager
--------------------------------------------------------------------------------
Douglas R. Platt          54      Vice President,          Senior Vice
                                  Investments (Value       President, Equity
                                  Fund)                    Portfolio Manager
--------------------------------------------------------------------------------
Noel P. Rahn              57      Chairman of the Board    IAI: Chief Executive
                                  (all Funds)              Officer, Director;
                                                           IAI Int'l: Chairman
                                                           of the Board
--------------------------------------------------------------------------------
Michelle R. Regnier       28      Assistant Secretary      Regulatory Specialist
                                  (all Funds)
--------------------------------------------------------------------------------
Mark L. Simenstad         37      Vice President,          Vice President,
                                  Investments (Balanced    Fixed Income
                                  Fund)                    Portfolio Manager
--------------------------------------------------------------------------------
R. David Spreng           34      Vice President,          Senior Vice President
                                  Investments (Regional
                                  Fund, Value Fund,
                                  Growth and Income
                                  Fund, Balanced Fund,
                                  Emerging Growth Fund,
                                  Midcap Growth Fund)
--------------------------------------------------------------------------------
Richard E. Struthers      43      President (all Funds)    Executive Vice
                                                           President, Director
--------------------------------------------------------------------------------
John A. Twele             37      Vice President,          Vice President,
                                  Investments (Balanced    Equity Portfolio
                                  Fund, Growth Fund)       Manager
--------------------------------------------------------------------------------
Suzanne F. Zak            36      Vice President,          Senior Vice
                                  Investments (Midcap      President, Equity
                                  Growth Fund)             Portfolio Manager
--------------------------------------------------------------------------------


     No officer or director of the Funds owns any securities of IAI or IAI International. No officer or director of the Funds owns any securities of or has any other material direct or indirect interest in IAI or IAI International or any person controlling, controlled by or under common control with IAI or IAI International. None of the executive officers or directors has family relationships with other executive officers or directors.

     The table below sets forth certain information as of February 7, 1996, concerning other mutual funds for which IAI serves as investment adviser and manager that have investment objectives similar to any of the Funds and describes the rate of compensation such funds pay IAI.



-------------------------------------------------------------------------------------
                                                                 Annual Fee
Name of Investment Company         Size of Fund as of   (based on average daily net
     and/or Portfolio               February 7, 1996              assets)
-------------------------------------------------------------------------------------
IAI Investment Funds I, Inc.          $102,391,000                  .50%
   IAI Institutional Bond Fund
-------------------------------------------------------------------------------------
IAI Retirement Funds, Inc.            $  5,477,000                  .65%
   Regional Portfolio
-------------------------------------------------------------------------------------
IAI Retirement Funds, Inc.            $    778,000                  .65%
   Reserve Portfolio
-------------------------------------------------------------------------------------
IAI Retirement Funds, Inc.            $    842,000                  .45%
   Balanced Portfolio
-------------------------------------------------------------------------------------
IAI Investment Funds VI, Inc.         $  1,840,000       1.40% on first $250 million
   IAI Capital Appreciation Fund                         1.35% on next $250 million
                                                           1.30% over $500 million
-------------------------------------------------------------------------------------
Target Portfolio Trust                $ 59,407,457                  .30%
   Small Cap Growth Portfolio
  (Subadviser to Prudential Mutual
   Fund Mgmt.)
------------------------------------------------------------------------------

With respect to Capital Appreciation Fund, IAI has waived such fees in excess of 1.25% of the Fund's average daily net assets until March 31, 1997.

                                 OTHER MATTERS

     The Funds' Board of Directors knows of no other business to be brought before the meeting. However, if any other matters are properly brought before the meeting, it is the intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                  SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

     The Funds do not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to William C. Joas, 3700 First Bank Place, P.O. Box 357, Minneapolis, MN 5544-0357.

    NOTICE TO BANKS, BROKER-DEALERS, AND VOTING TRUSTEES AND THEIR NOMINEES

     Please advise the applicable Fund(s), in care of Investment Advisers, Inc., P.O. Box 357, Minneapolis, MN 55440-0357, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the respective shares.

Dated: February 20, 1996
                                         William C. Joas
                                         Secretary

                                                                         EXHIBIT
                              MANAGEMENT AGREEMENT

          This Agreement is made and entered into as of _______________, 1996 by and between Investment Advisers, Inc., a Delaware corporation ("IAI"), and IAI Investment Funds __, Inc., a Minnesota corporation (the "Company"), on behalf of IAI __________________ Fund, the portfolio represented by the Company's Series
__ Common Shares (the "Fund").

1.   ENGAGEMENT OF IAI; SERVICES.
     ----------------------------

          (a) Investment Advisory Services. The Company hereby engages IAI on behalf of the Fund, and IAI hereby agrees, pursuant to the terms and conditions hereinafter set forth, to furnish the Fund continuously with investment planning, to provide investment advice with regard to the Fund's portfolio, to prepare and make available to the Fund necessary research and statistical data in connection therewith, to supervise the acquisition and disposition of specific securities by the Fund and to perform such other services as are reasonably incidental to the foregoing duties as investment adviser for, and to manage the investment of the assets of, the Fund. IAI covenants and agrees that, in effecting acquisitions and dispositions of specific investments on behalf of the Fund, IAI shall at all times be governed by the Fund's investment objectives, restrictions and policies as delineated and limited by the disclosures contained in the various documents filed with the Securities and Exchange Commission on behalf of the Fund, as such documents may from time to time be amended or supplemented. IAI shall report to the Company's Board of Directors regularly at such times and in such detail as the Board may from time to time determine appropriate, in order to permit the Board to determine the adherence of IAI to the Fund's investment objectives, policies and limitations.

          (b) Dividend Disbursing, Accounting, Administrative and Transfer Agency Services. The Company on behalf of the Fund hereby engages IAI, and IAI hereby agrees, to provide to the Fund with all dividend disbursing, accounting, administrative and transfer agency services required by the Fund, including, without limitation, the following services:

               (1) The calculation of net asset value per share at such times and in such manner as specified in the Fund's current Prospectus and Statement of Additional Information and at such other times upon which the parties hereto may from time to time agree. The pricing services or other sources from which daily price quotations on portfolio securities are to be obtained for purposes of calculating the Fund's daily net asset value shall be paid for by IAI and approved by the Company;

               (2) Upon the receipt of funds for the purchase of Fund shares or the receipt of redemption requests with respect to Fund shares outstanding, the calculation of the number of shares to be purchased or redeemed, respectively;

               (3) Upon the Fund's distribution of dividends, (i) the calculation of the amount of such dividends to be received per Fund share,
     (ii) the calculation of the number of additional Fund shares to be received by each Fund shareholder, other than any shareholder who has elected to receive such dividends in cash, and (iii) the mailing of payments with respect to such dividends to shareholders who have elected to receive such dividends in cash;

               (4) The provision of transfer agency services as described below:

                    (i) IAI shall make original issues of shares of the Fund in accordance with the Fund's current Prospectus and Statement of Additional Information and with instructions from the Company;

                    (ii) Prior to the daily determination of net asset value of the Fund, IAI shall process all purchase orders received since the last determination of the Fund's net asset value;

                    (iii) Transfers of shares shall be registered;

                    (iv) IAI will maintain stock registry records in the usual form in which it will note the issuance, transfer and redemption of Fund shares, and is also authorized to maintain an account in which it will record the Fund shares and fractions issued and outstanding from time to time for which issuance of Fund share certificates is deferred; and

                    (v) IAI will, in addition to the aforementioned duties and functions, perform the usual duties and functions of a stock transfer agent for a registered investment company;

               (5) The creation and maintenance of such records relating to the business of the Fund as the Company may from time to time reasonably request;

               (6) The preparation of tax forms, reports, notices, proxy statements, proxies and other Fund shareholder communications, and the mailing thereof to Fund shareholders; and

               (7) The provision of such other dividend disbursing, accounting, administrative, accounting and transfer agency services upon which the parties hereto may from time to time agree.

               (8) The Fund hereby authorizes IAI to contract with qualified entities for the provision of any of the services to be performed pursuant to this Section 1(b).

          (c) Shareholder Services.   The Company on behalf of the Fund hereby
engages, and IAI hereby agrees, to provide the Fund with all services to shareholders not otherwise the subject of Section 1(b) above. These shareholder services may include personal services provided to shareholders, such as answering shareholder inquiries regarding a Fund and providing reports and other information and services related to the maintenance of shareholder accounts.
The Fund hereby also authorizes IAI to contract with qualifying broker-dealers, financial institutions and other such entities for the provision of such services to Fund shareholders.

          (d) Filings, Office Facilities, Equipment and Personnel. IAI shall, at its own expense, file all documents with all relevant regulatory agencies and governmental authorities on the Company's behalf, furnish the Company and the Fund with all office facilities, equipment and personnel necessary to discharge its responsibilities and duties hereunder. IAI shall arrange, if requested by the Company, for officers or employees of IAI to serve without compensation from the Company as directors, officers, or employees of the Company if duly elected to such positions by the shareholders or directors of the Company.

          (e) Other Services. IAI shall, at its own expense, provide or arrange for the provision of all services required by the Company on behalf of the Fund not otherwise addressed in this Agreement.

          (f) Books and Records. IAI hereby acknowledges that all records pertaining to the services rendered hereunder are the sole and exclusive property of the Company, and in the event that a transfer of any of the services currently rendered hereunder to someone other than IAI should ever occur, IAI will promptly, and at its own cost, take all steps necessary to segregate such records and deliver them to the Company.

          (g) No Separate Charges to Shareholders.    IAI hereby covenants and
agrees that it will make no separate charge to any Fund shareholder or his individual account for any services rendered to said shareholder, the Fund or the Company unless such charge for special services is specifically approved by the Board including a majority of the directors who are not "interested persons" (as such term is defined in the Investment Company Act of 1940, as amended, which act, as amended and together with all rules and regulations promulgated thereunder, is hereinafter referred to as the "1940 Act") of IAI. No special charge will be levied retroactively or without appropriate notice to affected shareholders.

          (h) Limitation of Liability. IAI, in carrying out and performing the terms and conditions of this Agreement, shall incur no liability for its status hereunder or for any actions taken or omitted in good faith and without negligence. Without limitation of the foregoing:

               (1) IAI may rely upon, and shall not be liable to any person or party for any actions taken or omitted to be taken in good faith in reliance upon, the advice of the Company, or of counsel, who may be counsel for the Company or counsel for IAI, and upon statements of accountants, brokers and other persons believed by IAI in good faith to be expert in the matters upon which they are consulted; and

               (2) IAI may rely upon, and shall not be liable to any person or party for any actions taken or omitted to be taken in good faith in reliance upon, any signature, instruction, request, letter of transmittal, certificate, opinion of counsel, statement, instrument, report, notice, consent, order or other paper or document that IAI in good faith believes to be genuine and to have been signed, presented or authorized by the purchaser, Company or other proper party or parties.

2.  COMPENSATION FOR SERVICES; ALLOCATION OF EXPENSES
    -------------------------------------------------

          (a) In payment for the services to be provided or arranged by IAI hereunder, the Company (on behalf of the Fund) shall pay to IAI a fee based on the Fund's average daily net assets (as determined in accordance with the Company's Bylaws and with the Fund's Prospectus and Statement of Additional Information, as the same may from time to time be amended or supplemented) as set forth in Exhibit A attached hereto. This fee shall be paid to IAI on a monthly basis not later than the tenth business day of the month following the month in which the services were rendered and shall be prorated for any fraction of a month at the commencement or termination of this Agreement.

          (b) Except for brokerage commissions and other expenditures in connection with the purchase and sale of portfolio securities, interest expense and, subject to the specific approval of a majority of the directors of the Company who are not "interested persons" (as defined in the 1940 Act) of IAI or the Company, taxes and extraordinary expenses, IAI shall bear all of the Fund's expenses; provided however, that IAI will either pay the fees and the ordinary and reasonable expenses of the Fund's disinterested directors or reduce the fee due under this Agreement by an equivalent amount paid by the Fund to such directors.

3.  FREEDOM TO DEAL WITH THIRD PARTIES.
    -----------------------------------

          [A] shall be free to render services to others similar to those rendered under this Agreement or of a different nature except as such services may conflict with the services to be rendered or the duties to be assumed hereunder.

4.   EFFECTIVE DATE, DURATION, AMENDMENT AND TERMINATION OF AGREEMENT.
     ----------------------------------------------------------------

          (a) Unless sooner terminated as hereinafter provided, this Agreement shall continue in effect for a period more than two years from the date of its execution but only as long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Company or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) by the vote of a majority of the directors of the Company who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of IAI or of the Company cast in person at a meeting called for the purpose of voting on such approval.

          (b) This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Company or by the vote of a majority of the outstanding voting securities of the Fund, or by IAI, upon 60 days' written notice to the other party.

          (c) This Agreement shall automatically terminate in the event of its "assignment" (as defined in the Investment Company Act of 1940, as amended).

          (d) No amendment to this Agreement shall be effective until approved by the vote of: (i) a majority of the directors of the Company who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of IAI or of the Company cast in person at a meeting called for the purpose of voting on such approval; and (ii) a majority of the outstanding voting securities of the Fund.

          (e) Wherever referred to in this Agreement, the vote or approval of the holders of a majority of the outstanding voting securities or shares of the Fund shall mean the lesser of (i) the vote of 67% or more of the voting securities of the Fund present at a regular or special meeting of shareholders duly called, if more than 50% of the Fund's outstanding voting securities are present or represented by proxy, or (ii) the vote of more than 50% of the outstanding voting securities of the Fund.

          (f) To the extent the provisions of this Section 4 are based on legislative or regulatory requirements in effect at the time of this Agreement's initial approval by the Fund's Board of Directors and/or shareholders and any such legislative or regulatory requirements change, the relevant provision of this Section 4 will be deemed to have been so amended without further action by the Fund's Board of Directors or its shareholders.

5.  NOTICES.
    -------

          Any notice under this Agreement shall be in writing, addressed, delivered or mailed, postage prepaid, to the other party at such address as such other party may designate in writing for receipt of such notice.

6.  REPRESENTATION.
    ---------------

          [A] hereby represents that it will maintain registrations with and/or approvals by all relevant governmental authorities necessary for the provision of services pursuant to this Agreement.

7.  INTERPRETATION; GOVERNING LAW.
    -----------------------------

          This Agreement shall be subject to and interpreted in accordance with all applicable provisions of law including, but not limited to, the 1940 Act. To the extent that the provisions herein contained conflict with any such applicable provisions of law, the latter shall control. The laws of the State of Minnesota shall otherwise govern the construction, validity and effect of this Agreement.

          IN WITNESS WHEREOF, the Company and IAI have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.


                              [A] INVESTMENT FUNDS __, INC.



                              By_______________________________
                                Richard E. Struthers, President



                              INVESTMENT ADVISERS, INC.



                              By_______________________________
                                Noel P. Rahn,
                                Chief Executive Officer

                                     PROXY

                               IAI REGIONAL FUND
                  (A SERIES OF IAI INVESTMENT FUNDS IV, INC.)
                      3700 FIRST BANK PLACE, P.O. BOX 357
                       MINNEAPOLIS, MINNESOTA 55440-0357
                         (612) 376-2700; (800) 945-3863

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF IAI INVESTMENT FUNDS IV, INC. (THE "CORPORATION").

          The undersigned hereby appoints Richard E. Struthers, Susan J. Haedt and William C. Joas, and each of them, with power to act without the other and with the right of substitution in each, as proxies of the undersigned and hereby authorizes each of them to represent and to vote, as designated below, all the shares of the common stock of IAI Regional Fund (the "Fund"), held of record by the undersigned on February 7, 1996, at a special meeting of the Funds' shareholders to be held on Thursday, March 21, 1996, or any adjournments or postponements thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting hereby are revoked.

THE PROXIES ARE INSTRUCTED TO VOTE AS FOLLOWS:

1.  RE-ELECTION OF DIRECTORS.

    [_]  FOR all nominees (except as marked to the contrary below).

    [_]  WITHHOLD AUTHORITY to vote for nominees listed below.

    (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEES, BUT NOT ALL OF THE NOMINEES, STRIKE A LINE THROUGH THE APPROPRIATE NAME LISTED BELOW AND PLACE AN "X" IN THE BOX MARKED "FOR" ABOVE).

    Nominees:  Madeline Betsch      Richard E. Struthers    George R. Long
               Charles H. Withers   W. William Hodgson      J. Peter Thompson
               Noel P. Rahn

2. PROPOSAL TO RATIFY THE SELECTION OF KPMG PEAT MARWICK LLP as the independent auditors for the Corporation for its current fiscal year.

    [_] FOR    [_] AGAINST  [_] ABSTAIN

3. PROPOSAL TO RATIFY THE FUND'S ADVISORY AND ADMINISTRATIVE AGREEMENTS with Investment Advisers, Inc.

    [_] FOR    [_] AGAINST  [_] ABSTAIN

4. PROPOSAL TO APPROVE OR REJECT A NEW MANAGEMENT AGREEMENT with Investment Advisers, Inc.

    [_] FOR    [_] AGAINST  [_] ABSTAIN

          THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" EACH OF THE ABOVE PROPOSALS. RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT RELATING TO THE MEETING IS ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY.

          PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY PARTNER OR OTHER AUTHORIZED PERSON.

DATED: __________________, 1996
                                    ____________________________________________
                                    Signature

[SHAREHOLDER INFORMATION]

                                    ____________________________________________
                                    Signature if held jointly


  TO SAVE FURTHER SOLICITATION EXPENSE, PLEASE MARK, SIGN, DATE AND RETURN THIS
         PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.